UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 10, 2022
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AmerisourceBergen Corporation
(Exact name of registrant as specified in its charter)
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Commission File Number: 1-6671

Delaware			23-3079390
(State or other jurisdiction of			(I.R.S. Employer
incorporation or organization)			Identification No.)

1 West First Avenue	Conshohocken	PA	19428-1800
(Address of principal executive offices)			(Zip Code)
(610) 727-7000
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report.)
 Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common stock	ABC	New York Stock Exchange	(NYSE)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

(a)    AmerisourceBergen Corporation (the "Company") held its 2022 Annual Meeting of Shareholders (the "2022 Annual Meeting") on March 10, 2022.

(b)    Each of the six items listed below was submitted to a vote of the Company's shareholders at the 2022 Annual Meeting and is described in more detail in the definitive proxy statement filed by the Company with the Securities and Exchange Commission (the "SEC") on January 27, 2022, and in the revised definitive proxy statements filed by the Company with the SEC on February 9, 2022 and February 28, 2022 (collectively, the "Definitive Proxy Statement"). The final voting results are set forth below:

Item 1 - Election of Directors.

Each of the individuals listed below was elected by the Company's shareholders to serve as a director until the 2023 annual meeting of shareholders and until his or her successor is duly elected and qualified.

Nominees	For	Against	Abstentions	Broker Non-Votes
Ornella Barra	178,003,660	4,878,224	155,954	9,484,315
Steven H. Collis	173,848,273	8,387,230	802,335	9,484,315
D. Mark Durcan	179,182,693	3,559,588	295,557	9,484,315
Richard W. Gochnauer	177,361,448	5,577,909	98,481	9,484,315
Lon R. Greenberg	181,250,671	1,691,190	95,977	9,484,315
Jane E. Henney, M.D.	174,697,041	8,165,996	174,801	9,484,315
Kathleen W. Hyle	167,812,674	15,126,136	99,028	9,484,315
Michael J. Long	175,353,205	7,584,302	100,331	9,484,315
Henry W. McGee	172,734,320	10,206,841	96,677	9,484,315
Dennis M. Nally	181,373,920	1,564,061	99,857	9,484,315

Item 2 - Ratification of Appointment of Ernst & Young LLP as the Company's Independent Registered Public Accounting Firm for Fiscal Year 2022.

The Company's shareholders approved this item. The voting results are as follows:

For	Against	Abstentions
182,389,887	10,080,167	52,099

Item 3 - Advisory Vote to Approve the Compensation of the Company's Named Executive Officers.

The Company's shareholders approved this item. The voting results are as follows:

For	Against	Abstentions	Broker Non-Votes
174,566,803	8,079,219	391,816	9,484,315

Item 4 - Vote to Approve the AmerisourceBergen Corporation 2022 Omnibus Incentive Plan.

The Company's shareholders approved this item. The voting results are as follows:

For	Against	Abstentions	Broker Non-Votes
164,742,132	18,111,034	184,672	9,484,315

Item 5 - Shareholder Proposal to adopt a policy that no financial performance metric be adjusted to exclude legal or compliance costs in determining executive compensation.

The Company's shareholders did not approve this item. The voting results are as follows:

For	Against	Abstentions	Broker Non-Votes
64,903,824	117,719,652	414,362	9,484,315

Item 6 - Shareholder Proposal regarding the threshold for calling a special meeting

The Company's shareholders did not approve this item. The voting results are as follows:

For	Against	Abstentions	Broker Non-Votes
56,541,163	126,266,395	230,280	9,484,315

No item other than the six items addressed above and described in the Definitive Proxy Statement was submitted at the 2022 Annual Meeting for shareholder action.

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERISOURCEBERGEN CORPORATION

Date:	March 15, 2022	By:	/s/ Elizabeth S. Campbell
		Name:	Elizabeth S. Campbell
		Title:	Executive Vice President & Chief Legal Officer